                                                                 EXHIBIT 19.1

                       STATEMENT TO CERTIFICATEHOLDERS
                      NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                Oct-97
                                                                                                ----------------
Collection Period                                                                                      01-Oct-97
                                                                                                ----------------
Determination Date                                                                                     11-Nov-97
                                                                                                ----------------
Deposit Date                                                                                           14-Nov-97
                                                                                                ----------------
Distribution Date                                                                                      17-Nov-97
                                                                                                ----------------
POOL BALANCE
             Pool Balance on the close of the last day of the Collection Period (Record Date)     135,083,425.13
                                                                                                ----------------
             Pool Factor                                                                              60.5228463%
                                                                                                ----------------
             Ending Pool Balance (per $1,000 certificate)                                                 605.23
                                                                                                ----------------
             Liquidation Proceeds                                                                     143,913.84
                                                                                                ----------------
             Purchase Amounts                                                                          88,296.30
                                                                                                ----------------
AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
             Interest Payments:
             Monthly Interest Payment                                                                       3.02
                                                                                                ----------------
             Carry-Over Monthly Interest Payment                                                              -
                                                                                                ----------------
             Total Interest Payment                                                                         3.02
                                                                                                ----------------
             Principal Payments:
             Monthly Principal Payment                                                                     14.25
                                                                                                ----------------
             Carry-Over Monthly Principal Payment                                                             -
                                                                                                ----------------
             Total Principal Payment                                                                       14.25
                                                                                                ----------------
             Servicing Fee:

             Servicing Fee                                                                                  0.39
                                                                                                ----------------
             Carry-Over Monthly Servicing Fee                                                                 -
                                                                                                ----------------
             Total Servicing Fee                                                                            0.39
                                                                                                ----------------
SURETY BOND
             Surety Bond Amount for the current Distribution Date                                  34,566,186.94
                                                                                                ----------------
             Surety Bond Amount as a % of the Pool Balance                                               25.5888%
                                                                                                ----------------

                          MONTHLY SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                                   Oct-97
                                                                                                   ----------------
Collection Period                                                                                          1-Oct-97
                                                                                                   ----------------
Determination Date                                                                                        11-Nov-97
                                                                                                   ----------------
Deposit Date                                                                                              14-Nov-97
                                                                                                   ----------------
Distribution Date                                                                                         17-Nov-97
                                                                                                   ----------------
POOL BALANCE
                    Pool Balance on the close of the last day of the preceding Collection Period     138,264,747.75
                                                                                                   ----------------
                    Principal Collections                                                              2,848,993.78
                                                                                                   ----------------
                    Principal Collections Adjustment - Over Payment Since Inception
                    Purchase Amounts Allocable to Principal                                               88,296.30
                                                                                                   ----------------
                    Defaulted Receivables                                                                244,032.54
                                                                                                   ----------------
                    Defaulted Receivables Adjustment  Since Inception
                    Pool Balance on the close of the last day of the Collection Period               135,083,425.13
                                                                                                   ----------------
                    Original Pool Balance                                                            223,194,105.12
                                                                                                   ----------------
                    Pool Factor                                                                          60.5228463%
                                                                                                   ----------------
                    Preference Amounts                                                                         --
                                                                                                   ----------------
                    Certificate Pass-Through Rate                                                            5.8500%
                                                                                                   ----------------
                    Servicing Fee Rate                                                                       0.7500%
                                                                                                   ----------------
AVAILABLE INTEREST
                    Collections allocable to interest                                                  1,256,613.35
                                                                                                   ----------------
                    Liquidation Proceeds                                                                 143,913.84
                                                                                                   ----------------
                    Purchase Amounts allocable to interest                                                     --
                                                                                                   ----------------
                    Reserve Account Interest Withdrawal                                                        --
                                                                                                   ----------------
                    Surety Interest Drawing                                                                    --
                                                                                                   ----------------
                    Reserve Account Preference Withdrawal                                                      --
                                                                                                   ----------------
                    Surety Preference Withdrawal                                                               --
                                                                                                   ----------------
                    Total Interest                                                                     1,400,527.19
                                                                                                   ----------------
AVAILABLE PRINCIPAL
                    Collections allocable to principal                                                 2,848,993.78
                                                                                                   ----------------
                    Purchase Amounts allocable to principal                                               88,296.30
                                                                                                   ----------------
                    Reserve Account Principal Withdrawal                                                       --
                                                                                                   ----------------
                    Surety Principal Drawing                                                                   --
                                                                                                   ----------------
                    Total Principal                                                                    2,937,290.08
                                                                                                   ----------------
AVAILABLE FUNDS
                    Collections allocable to interest                                                  1,256,613.35
                                                                                                   ----------------
                    Liquidation Proceeds                                                                 143,913.84
                                                                                                   ----------------
                    Purchase Amounts allocable to interest                                                     --
                                                                                                   ----------------

                    Collections allocable to principal                                         2,848,993.78
                                                                                               ------------
                    Purchase Amounts allocable to principal                                       88,296.30
                                                                                               ------------
                    Total Available Funds                                                      4,337,817.27
                                                                                               ------------
DEPOSIT TO CERTIFICATE ACCOUNT
                    Available Funds allocable to interest                                      1,400,527.19
                                                                                               ------------
                    Available Funds allocable to principal                                     2,937,290.08
                                                                                               ------------
                    Reserve Account Interest Withdrawal                                                 --
                                                                                               ------------
                    Surety Interest Drawing                                                             --
                                                                                               ------------
                    Reserve Account Preference Withdrawal                                               --
                                                                                               ------------
                    Surety Preference Withdrawal                                                        --
                                                                                               ------------
                    Reserve Account Principal Withdrawal                                                --
                                                                                               ------------
                    Surety Principal Drawing                                                            --
                                                                                               ------------
                    Total Deposit to the Certificate Account                                   4,337,817.27
                                                                                               ------------
INTEREST PAYMENT
                    Monthly Interest Payment                                                     674,040.65
                                                                                               ------------
                    Carry-Over Monthly Interest                                                         --
                                                                                               ------------
                    Total                                                                        674,040.65
                                                                                               ------------
PRINCIPAL PAYMENT
                    Monthly Principal Payment                                                  3,181,322.62
                                                                                               ------------
                    Carry-Over Monthly Principal                                                        --
                                                                                               ------------
                    Total                                                                      3,181,322.62
                                                                                               ------------
SERVICING FEE
                    Servicing Fee                                                                 86,415.47
                                                                                               ------------
                    Carry-Over Monthly Servicing Fee                                                    --
                                                                                               ------------
                    Total                                                                         86,415.47
                                                                                               ------------
DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
                    Interest distributions                                                       674,040.65
                                                                                               ------------
                    Principal distribution                                                     3,181,322.62
                                                                                               ------------
                    Preference Amounts                                                                  --
                                                                                               ------------
                    Servicing Fee distribution                                                    86,415.47
                                                                                               ------------
                    Distributions to the Surety Bond Provider                                     13,826.47
                                                                                               ------------
                    Distributions to the Reserve Account                                                --
                                                                                               ------------
                    Distributions to the Seller                                                  382,212,06
                                                                                               ------------
                    Carry-Over Monthly Interest to the next Distribution Date                           --
                                                                                               ------------
                    Carry-Over Monthly Principal to the next Distributions Date                         --
                                                                                               ------------
                    Carry-Over Monthly Servicing Fee to the next Distribution Date                      --
                                                                                               ------------
RESERVE ACCOUNT
                    Reserve Account Balance as of the end of the preceding Collection Period
                    Add:  Adjustment to Reconcile to actual account balance
                    Reserve Account Balance as of the end of the preceding Collection Period   6,725,632.18
                                                                                               ------------
                    Earnings from investments on the Reserve Account                              32,812.42
                                                                                               ------------
                    Reserve Account Interest Withdrawal                                                 --
                                                                                               ------------
                    Reserve Account Preference Withdrawal                                               --
                                                                                               ------------
                    Reserve Account Principal Withdrawal                                                --
                                                                                               ------------
                    Deposits to the Reserve Account                                                     --
                                                                                               ------------
                    Adjustment
                                                                                               ------------
                    Reserve Account Balance                                                    6,758,444.60
                                                                                               ------------

                    Distributions of any excess amounts on deposit in the Reserve Account            4,273.34
                                                                                              ---------------
                    Ending Reserve Account Balance                                               6,754,171.26
                                                                                              ---------------
                    Reserve Account Balance as a % of the Pool Balance                                 5.0000%
                                                                                              ---------------
                    Specified Reserve Account Requirement                                        6,754,171.26
                                                                                              ---------------
                    Amount needed to fully fund Reserve Account                                            --
                                                                                              ---------------
SURETY BOND
                    Required Surety Bond Amount (25% of the Pool Balance)                       34,566,186.94
                                                                                              ---------------
                    Surety Bond amount on the previous Distribution Date                        35,434,208.69
                                                                                              ---------------
                    Payments made with respect Surety Principal Draws                                      --
                                                                                              ---------------
                    Payments received with respect to unreimbursed Surety Principal Draws                  --
                                                                                              ---------------
                    Surety Bond Amount for the current Distribution Date                        34,566,186.94
                                                                                              ---------------
                    Total Surety Interest Draws                                                            --
                                                                                              ---------------
                    Total Surety Principal Draws                                                           --
                                                                                              ---------------
                    Total Surety Preference Draws                                                          --
                                                                                              ---------------
                    Total Draws                                                                            --
                                                                                              ---------------
                    Surety Bond Fee                                                                 13,826.47
                                                                                              ---------------
                    Total unreimbursed Surety Interest Draws                                               --
                                                                                              ---------------
                    Total unreimbursed Surety Principal Draws                                              --
                                                                                              ---------------
                    Total unreimbursed Surety Preference Draws                                             --
                                                                                              ---------------
                    Amount Owed to Surety Bond Provider                                             13,826.47
                                                                                              ---------------
                    Surety Bond Fee Paid                                                            13,826.47
                                                                                              ---------------
                    Total payments for Surety Interest Draws                                               --
                                                                                              ---------------
                    Total payments for Surety Principal Draws                                              --
                                                                                              ---------------
                    Total payments for Surety Preference Draws                                             --
                                                                                              ---------------
                    Payments made to the Surety Bond Provider                                       13,826.47
                                                                                              ---------------
                    Surety Bond Fee Outstanding                                                            --
                                                                                              ---------------
                    Remaining unreimbursed Surety Interest Draws                                           --
                                                                                              ---------------
                    Remaining unreimbursed Surety Principal Draws                                          --
                                                                                              ---------------
                    Remaining unreimbursed Surety Preference Draws                                         --
                                                                                              ---------------
                    Remaining Amounts Owed to the Surety Bond Provider                                     --
                                                                                              ---------------
NET CREDIT LOSS RATIO
                    Net Credit Losses                                                              100,118.70
                                                                                              ---------------
                    Adjustment for Defaulted Receivables Since Inception
                    For the Current Collection Period                                                  0.0733%
                                                                                              ---------------
                    For the preceding Collection Period                                                0.1886%
                                                                                              ---------------
                    For the second preceding Collection Period                                         0.1196%
                                                                                              ---------------
                    Average Net Credit Loss Ratio                                                      0.1272%
                                                                                              ---------------
DELINQUENCY ANALYSIS
                    Number of Loans
                    30 to 59 days past due                                                                287
                                                                                              ---------------
                    60 to 89 days past due                                                                 70
                                                                                              ---------------
                    90 or more days past due                                                              114
                                                                                              ---------------
                    Total                                                                                 471
                                                                                              ---------------

                    Principal Balance
                    30 to 59 days past due                                                            2,960,310.87
                                                                                                    --------------
                    60 to 89 days past due                                                              755,642.46
                                                                                                    --------------
                    90 or more days past due                                                          1,239,496.81
                                                                                                    --------------
                    Total                                                                             4,955,450.14
                                                                                                    --------------
                    Delinquency Ratio
                    For the current Collection Period                                                       3.6684%
                                                                                                    --------------
                    For the preceding Collection Period                                                     3.4971%
                                                                                                    --------------
                    For the second preceding Collection Period                                              3.2313%
                                                                                                    --------------
                    Average Delinquency Ratio                                                               3.4656%
                                                                                                    --------------
REPOSSESSION ANALYSIS
                    Current Balance of Contracts where Repossession Occurred in the Current Month       225,516.88
                    Number of Contracts where Repossession Occurred in the Current Month                        20

WEIGHTED AVERAGE COMPUTATIONS
                    Weighted Average Coupon                                                                10.5861%
                                                                                                    --------------
                    Weighted Average Original Term (months)                                                 123.00
                                                                                                    --------------
                    Weighted Average Remaining Term (months)                                                 91.35
                                                                                                    --------------
CASH SETTLEMENT FOR THE TRUSTEE
                    Total Deposit to the Collection Account                                           4,337,817.27
                                                                                                    --------------
                    Servicing Fee                                                                        86,415.47
                                                                                                    --------------
                    Interest allocable to the Seller's Certificate                                            0.32
                                                                                                    --------------
                    Principal amount allocable to the Seller's Certificate                                    1.50
                                                                                                    --------------
                    Wire Funds to the Surety Bond Provider                                               13,826.47
                                                                                                    --------------
                    Net Deposit to the Certificate Account - Excluding Amounts Due to Seller          4,237,573.51
                                                                                                    --------------
                    Wire Funds to the Certificateholders - Interest                                     674,040.33
                                                                                                    --------------
                    Wire Funds to the Certificateholders - Principal                                  3,181,321.12
                                                                                                    --------------
                    Deposit Funds into the Reserve Account                                                    --
                                                                                                    --------------
                    Wire Funds to NationsCredit                                                         382,212.06
                                                                                                    --------------

Approved by:        /s/ LAWRENCE ANGELILLI
                    ----------------------------------------------------------
                    Lawrence Angelilli
                    Vice President & Treasurer